Principal Exchange-Traded Funds
Supplement dated December 17, 2018
to the Statement of Additional Information dated November 1, 2018

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
Delete the paragraph under the Executive Committee section and replace with the following:
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) issue stock, except as permitted by law; 2) recommend to the stockholders any action which requires stockholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.
In the Officers of the Trust section, delete the row for Jennifer A. Block and replace with the following:

Jennifer A. Block Des Moines, IA 50392 1973	Deputy Chief Compliance Officer (since 2018) Vice President and Counsel (2017-2018) Assistant Counsel (2014-2017) Assistant Secretary (2015-2018)	Counsel, PGI (2017-2018) Counsel, PFD (2009-2013) Counsel, PLIC (2009-2018) Counsel, PMC (2009-2013, 2014-2017) Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)
In the Officers of the Trust section, add the following row for Laura B. Latham in alphabetical order:

Laura B. Latham Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Prior thereto, Attorney in Private Practice
In the Officers of the Trust section, delete the row for Clint L. Woods and replace with the following:

Clint L. Woods Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2017-2018) Vice President (2016-2017) Counsel (2015-2017)	Vice President (since 2015) Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2013)

INVESTMENT ADVISORY AND OTHER SERVICES
Under Conflicts of Interests and Allocation of Trades-By the Manager, delete the fourth paragraph and replace with the following:
In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, PGI implements a process for selecting underlying funds that emphasizes the selection of funds within the Principal Funds complex that are determined to be consistent with the fund of fund’s objective and principal investment strategies.